Supplement to the
Fidelity® New York Municipal Income Fund
Class A, Class M, Class C and Class I
April 1, 2017
Prospectus

On or about July 13, 2017, Advisor M Class of Fidelity® Government Money Market Fund will replace Daily Money Class shares of Fidelity® funds as an exchange privilege for Class M (formerly Class T) shareholders.

ASNM-17-02 1.777517.128	May 5, 2017